NATIONWIDE VARIABLE INSURANCE TRUST
Templeton NVIT International Value Fund

Supplement dated July 31, 2012
to the Summary Prospectus dated April 30, 2012

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective immediately, the chart under the heading “Portfolio Management,” under the subheading “Portfolio Managers,” on page 3 of the Summary Prospectus is deleted and replaced with the following:

Portfolio Manager	Title	Length of Service
Cindy L. Sweeting, CFA	Director of Portfolio Management and Executive Vice President, Templeton	Since 1997
Peter Nori, CFA	Executive Vice President, Templeton	Since 1987
Antonio T. Docal, CFA	Executive Vice President, Templeton	Since 2001

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